Exhibit 2 under Form N-1A
                                        Exhibit 3(b) under Item 601/Reg S-K

                                    BY-LAWS

                                       of

                      INCOME FOUNDATION FUND, INCORPORATED

                          (As Amended to May 20, 1969)


ARTICLE I

                            MEETINGS OF STOCKHOLDERS

     Section 1.     ANNUAL MEETINGS.    The Annual Meeting of the Stockholders
of the Corporation shall be held on the second Monday of March of each year, unless such day is a legal holiday, in which case the meeting shall be held at the same time on the next succeeding business day which is not a legal holiday. The business to be transacted at the Annual Meeting shall include the election of directors, consideration and action upon the reports of officers and directors, and any such other business within the power of the corporation.

     Section 2.     SPECIAL MEETINGS.   Special Meetings of Stockholders may be
called by the President or by a majority of the Board of Directors; and shall be called by the President, Secretary or any Director at the request in writing of the holders of not less than 25% of the outstanding voting shares of the Corporation. Any such request shall state the purposes of the proposed meeting.

     Section 3.     PLACE OF MEETING.   All meetings of the Stockholders shall
be held at the office of the Corporation in Baltimore, Maryland, Boston, Massachusetts, or Pittsburgh, Pennsylvania, or at any other places within or without the State of Maryland as may be fixed by the party or parties making the call as stated in the notice thereof.

     Section 4.     NOTICE.   Not less than ten or more than ninety days before
the date of every Annual or Special Meeting of Stockholders the Secretary or an Assistant Secretary shall give to each Stockholder of record notice of such meeting by mail, telegraph, cable or radio. Such notice shall be deemed to have been given when deposited in the mail or with a telegraph or cable office or radio station for transmission to the Stockholder at his address appearing on the books of the Corporation. It shall not be necessary to set forth the business proposed to be transacted in the notice of any Annual Meeting except that any proposal to amend the Charter of the Corporation shall be set forth in such notice. Notice of a Special Meeting shall state the purpose or purposes for which it is called.

     Section 5.     QUORUM.   At all meetings of the Stockholders the presence
in person or by proxy of Stockholders entitled to cast a majority in number of votes shall be necessary to constitute a quorum for the transaction of business. In the absence of a quorum at any meeting a majority of those Stockholders present in person or by proxy may adjourn the meeting from time to time to be held at the same place without further notice than by announcement to be given at the meeting until a quorum, as above defined, shall be present, whereupon any business may be transacted which might have been transacted at the meeting originally called had the same been held at the time so called.

     Section 6.     VOTING.   At all meetings of Stockholders each Stockholder
of the Corporation shall be entitled to one vote for each share of voting stock standing in his name on the books of the Corporation on the date for the determination of Stockholders entitled to vote at such meeting.

     Section 7. PROXIES. Any Stockholder entitled to vote at any meeting of Stockholders may vote either in person or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted. Every proxy shall be in writing subscribed by the Stockholder or his duly authorized attorney and dated, but need not be sealed, witnessed or acknowledged. All proxies shall be filed with and verified by the Secretary, or an Assistant Secretary of the Corporation or if the meeting shall so decide, by the Secretary of the Meeting.

     Section 8. ORDER OF BUSINESS. At all meetings of Stockholders the order of business shall be as follows:

          (a)  Call to order.

          (b) Election of a Chairman and appointment of a Secretary if necessary.

          (c) Presentation of proof of the due calling of the meeting - a certificate of the Secretary or affidavit of any other person who mailed or gave the notice being conclusive proof of service of such notice and the mode therein stated.

          (d)  Presentation and examination of proxies.

          (e)  Reading and settlement of the Minutes of the previous meeting.

          (f)  Reports of Officers and Committees

          (g) If an Annual Meeting or a Meeting called for that purpose, the election of Directors.

          (h)  Unfinished business.

          (i)  New business.

          (j)  Adjournment.


ARTICLE II.

                               BOARD OF DIRECTORS

     Section 1.     POWERS.   The Board of Directors shall have control and
management of the affairs, business and properties of the Corporation. They shall have and exercise in the name of the Corporation and on behalf of the Corporation all rights and privileges legally exercisable by the Corporation except as otherwise provided by law, the Charter, or by these By-Laws.

     Section 2.     NUMBER, QUALIFICATIONS, MANNER OF ELECTION AND TERM OF
OFFICE.   The number of Directors of the Corporation shall be as fixed from time to time by a majority of the entire Board of Directors by shall be no less than three nor more than twenty. Directors need not be Stockholders. The Board of Directors may from time to time by a majority of the entire Board increase or decrease the number of Directors to such number as they deem expedient not to be less than three nor more than twenty, however, and fill the vacancies so created. The term of office of a Director shall not be affected by any decrease in the number of Directors made by the Board pursuant to the foregoing authorization. The Members of the Board of Directors shall be elected by the Stockholders at the Annual Meeting of Stockholders. Each Director shall hold office until the Annual Meeting next held after his election and until the election and qualification of his successor.

     Section 3. PLACE OF MEETINGS. The Board of Directors may hold its meetings at such place or places within or without the State of Maryland as the Board may from time to time determine.

     Section 4.     ANNUAL MEETINGS.    The Board of Directors shall meet for
the election of Officers and any other business as promptly as may conveniently be done after the adjournment of the Annual Meeting of Stockholders.

     Section 5.     REGULAR MEETINGS.   Regular meetings of the Board of
Directors shall be held at such intervals and on such dates as the Board may from time to time designate.

     Section 6.     SPECIAL MEETINGS.   Special meetings of the Board of
Directors may be held at such times and at such places as may be designated at the call of such meeting. Special meetings shall be called by the Secretary or Assistant Secretary at the request of the President or any Director.

     Section 7.     NOTICE.   The Secretary or Assistant Secretary shall give at
least two days before the meeting notice of each meeting of the Board of Directors, whether Annual, Regular or Special, to each member of the Board by mail, telegram or telephone to his last known address. It shall not be necessary to state the purpose or business to be transacted in the notice of any Annual or Regular meeting. The notice of a Special meeting shall state the purpose or purposes for which it is called. Personal attendance at any meeting by a Director other than to protest the validity of said meeting shall constitute a waiver of the foregoing requirement of notice.

     Section 8. CONDUCT OF MEETINGS AND BUSINESS. The Board of Directors may adopt such rules and regulations for the conduct of their meetings and the management of the affairs of the Corporation as they may deem proper and not inconsistent with applicable law, the Charter of the Corporation or these By-Laws.

     Section 9.     QUORUM.   Two Directors shall constitute a quorum unless the
board shall consist of more than six members in which case one-third of the total membership of the Board shall constitute a quorum. In the absence of a quorum at any meeting a majority of Directors present may adjourn the meeting from day to day or for such longer periods as they may designate without notice other than by announcement at the meeting.
     Section 10. RESIGNATIONS. Any Director of the Corporation may resign at any time by mailing or delivering, or transmitting by radio, telegraph or cable, written notice to the President or to the Secretary of the Corporation. The resignation of any Director shall take effect at the time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 11. REMOVAL. At any meeting of Stockholders duly called for the purpose any Director may by the vote of a majority of all of the shares of stock outstanding and entitled to vote be removed from office. At the same meeting the vacancy in the Board of Directors may be filled by the election of a Director to serve for the remainder of the term and until the election and qualification of his successor.

     Section 12.    VACANCIES.     If the office of a Director becomes vacant
for any reason whatsoever such vacancy may be filled by the Board of Directors by a vote of a majority of the remaining Directors. The Stockholders may, however, at any time during the term of such Director elect some other person to fill said vacancy and thereupon the election by the Board shall by superseded, and such election by the Stockholders shall be deemed a filling of the vacancy and not a removal and may be made at any meeting called for that purpose.

     Section 13.    COMPENSATION OF DIRECTORS.    The Directors shall not
receive any stated salary for their services as Directors, but by Resolution of the Board of Directors a fixed fee and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity, as and Officer, Agent or otherwise, and receiving compensation therefor.

     Section 14.    INFORMATION ACTION BY DIRECTORS.   Any Action required or
permitted to be taken at any annual, regular or special meeting of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the Board and such written consent if filed with the Minutes of proceedings of the Board.


ARTICLE III

                         EXECUTIVE AND OTHER COMMITTEES

     Section 1. APPOINTMENT AND TERM OF OFFICE OF EXECUTIVE COMMITTEE. The Board of Directors, by resolution passed by a vote of at least a majority of the whole Board, may appoint an Executive Committee, which shall consist of Two (2) or more Directors, which number shall include the President who shall, ex officio, be a member thereof, to serve during the pleasure of the Board.

     Section 2. VACANCIES IN EXECUTIVE COMMITTEE. Vacancies occurring in the Executive Committee from any cause shall be filled by the Board of Directors at any Meeting thereof by a vote of the majority of the whole Board. It shall at all times be the duty of the Board of Directors to keep the membership of the Executive Committee filled.

     Section 3. EXECUTIVE COMMITTEE TO REPORT TO BOARD. All action by the Executive Committee shall be reported to the Board of Directors at its Meeting next succeeding such action.

     Section 4. PROCEDURE OF EXECUTIVE COMMITTEE. The Executive Committee shall fix its own rules of procedure not inconsistent with these By-Laws or with any directions of the Board of Directors. It shall meet at such times and places and upon such notice as shall be provided by such rules or by a resolution of the Board of Directors. The presence of a majority shall constitute a quorum for the transaction of business, and in every case an affirmative vote of a majority of all the members of the Committee present shall be necessary for the taking of any action.
     Section 5.     POWERS OF EXECUTIVE COMMITTEE.     During the intervals
between the Meetings of the Board of Directors the Executive Committee, except as limited by the By-Laws of the Corporation or by specific directions of the Board of Directors, shall possess and may exercise all the powers of the Board of Directors in the management and direction of the business and conduct of the affairs of the Corporation in such manner as the Executive Committee shall deem for the best interests of the Corporation, and shall have power to authorize the Seal of the Corporation to be affixed to all instruments and documents requiring same. Notwithstanding the foregoing, the Executive Committee shall not have the power to elect Directors, elect or remove any Officer, declare dividends, issue stock, or recommend to Stockholders any action requiring Stockholder approval.

     Section 6.     OTHER COMMITTEES.   From time to time the Board of Directors
may appoint any other Committee or Committees for any purpose or purposes to the extent lawful, which shall have such powers as shall be specified in the resolution of appointment.

     Section 7. COMPENSATION. The members of any duly appointed Committee shall receive such compensation and/or fees as from time to time may be fixed by the Board of Directors.

     Section 8. INFORMAL ACTION BY EXECUTIVE COMMITTEE OR OTHER COMMITTEES. Any action required or permitted to be taken at any meeting of the
Executive Committee or any other duly appointed Committee may be taken without a meeting if written consent to such action is signed by all Members of such Committee and such written consent is filed with the minutes of the proceedings of such Committee.

     Section 9.     ADVISORY BOARD.     The Directors may appoint an Advisory
Board to consist in the first instance of not less than three (3) members. Members of such Advisory Board shall not be Directors or Officers and need not be Stockholders. Members of this Board shall hold office for such period as the Directors may by resolution provide. Any Member of such Board may resign therefrom by written instrument signed by him which shall take effect upon delivery to the Directors. The Advisory Board shall have no legal powers and shall not perform functions of Directors in any manner, said Board being intended to act merely in an advisory capacity. Such Advisory Board shall meet at such times and upon such notice as the Board of Directors may by resolution provide. The compensation of the Members of the advisory Board, if any, shall be as determined by the Board of Directors.


ARTICLE IV

                                    OFFICERS

     Section 1. GENERAL PROVISIONS. The Officers of the Corporation shall be a President, one or more Vice Presidents, a Treasurer and a Secretary. The Board of Directors may elect a Chairman of the Board of Directors and elect or appoint such other Officers or agents as the business of the Corporation may require including one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. The same person may hold any two officers except those of President and Vice President.

     Section 2. ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The Officers shall be elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders. Each Officer shall hold office until the Annual Meeting the next year and until the election and qualification of his successor. Any vacancy in any of the offices may be filled for the unexpired portion of the term by the Board of Directors at any Regular or Special Meeting of the Board. The Chairman of the Board of Directors, if there be a Chairman, and the President shall be chosen from among the Directors. The Board of Directors may elect or appoint additional Officers or agents at any Regular or Special Meeting of the Board.
     Section 3. REMOVAL. Any Officer elected by the Board of Directors may be removed with or without cause at any time upon a vote of the majority of the entire Board of Directors. Any other employee of the Corporation may be removed or dismissed at any time by the President.

     Section 4. RESIGNATIONS. Any Officer may resign at any time by giving written notice to the Board of Directors. Any such resignation shall take effect at the date of receipt of each notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

     Section 5.     VACANCIES.     A vacancy in any Office because of death,
resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these By-Laws for regular election or appointment to such Office.

     Section 6.     CHAIRMAN OF THE BOARD OF DIRECTORS.     The Chairman of the
Board of Directors, if there be a Chairman, shall preside at the meetings of Stockholders and of the Board of Directors. He shall receive such information and reports as he may request from the Officers of the Corporation. He shall counsel and advise the President on matters of major importance.

     Section 7.     PRESIDENT.     The President shall be the chief executive
officer of the Corporation. He shall, unless other provisions are made therefor by the Board or Executive Committee, employ and define the duties of all employees of the Corporation, shall have the power to discharge any such employees, shall exercise his general supervision over the affairs of the Corporation and shall perform such other duties as may be assigned to him from time to time by the Board of Directors. In the absence of the Chairman of the Board of Directors the President shall preside at all meetings of Stockholders and of the Board of Directors.
     Section 8.     VICE PRESIDENTS.    The Vice President (or if more than one,
the senior Vice President) in the absence of the President shall perform all duties and may exercise any of the powers of the President subject to the control of the Board. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Board of Directors or the Executive Committee.

     Section 9.     SECRETARY.     The Secretary shall keep or cause to be kept
in books provided for the purpose the Minutes of the Meetings of the Stockholders, and of the Board of Directors; shall see that all Notices are duly given in accordance with the provisions of these By-Laws and as required by Law; shall be custodian of the records and of the Seal of the Corporation and see that the Seal is affixed to all Documents the execution of which on behalf of the Corporation under its Seal is duly authorized; shall keep directly or through a transfer agent a register of the post office address of each Stockholder, and make all proper changes in such register, retaining and filing his authority for such entries; shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and in general shall perform all duties incident to the office of Secretary and such other duties as may, from time to time, be assigned to him by the Board of Directors or the Executive Committee.

     Section 10.    TREASURER.     The Treasurer shall have supervision of the
custody of the funds and securities of the Corporation, subject to the Charter of the Corporation and applicable law. He shall submit to the Annual Meeting of Stockholders a statement of the financial condition of the Corporation and whenever required by the Board of Directors shall make and render a statement of the accounts of the Corporation and such other statements as may be required.
He shall cause to be kept in books of the Corporation a full and accurate account of all monies received and paid out for the account of the Corporation. He shall perform such other duties as may be from time to time assigned to him by the Board of Directors or by the Executive Committee.
     Section 11.    ASSISTANT VICE PRESIDENTS.    The Assistant Vice President
or Vice Presidents of the Corporation shall have such authority and perform such duties as may be assigned to them by the Board of Directors, the Executive Committee, or the President of the Corporation.

     Section 12                                         ASSISTANT SECRETARIES
AND ASSISTANT TREASURERS.                               The Assistant Secretary
or Secretaries and the Assistant Treasurer or Treasurers shall perform the duties of the Secretary and of the Treasurer respectively, in the absence of those Officers and shall have such further powers and perform such other duties as may be assigned to them respectively by the Board of Directors or the Executive Committee or by the President.

     Section 13. SALARIES. The salaries of the Officers shall be fixed from time to time by the Board of Directors. No Officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.


ARTICLE V

                           SHARES AND THEIR TRANSFER

     Section 1. CERTIFICATES. All certificates of stock shall be signed by the President or any Vice President and by the Treasurer or Secretary or any Assistant Treasurer or Assistant Secretary and sealed with the Seal of the Corporation. The signatures may be either manual or facsimile or any other form of Seal. Certificates fro shares for which the Corporation has appointed and independent Transfer Agent and Registrar shall not be valid unless countersigned by such Transfer Agent and registered by such Registrar. In case any Officer who has signed any certificate ceases to be an Officer of the Corporation before the certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if the Officer had not ceased to be such Officer as of the date of its issuance. Stock certificates shall be in such form and not inconsistent with laws or the Charter or these By-Laws as may be determined by the Board of Directors.

     Section 2. TRANSFER OF SHARES. Shares of stock shall be transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of the certificate representing the shares to be transferred properly endorsed.

     Section 3. CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE. The Board of Directors may fix in advance a date as the record date for the purpose of determining Stockholders entitled to notice of or to vote at any Meeting of Stockholders or Stockholders to receive payment of any dividend. Such date shall in any case not be more than 40 days and in case of a Meeting of Stockholders not less than 10 days prior to the date on which the particular action requiring such determination of Stockholders is to be taken. In lieu of fixing a record date the Board of Directors may provide that the stock transfer books of the Corporation shall be closed for a stated period not to exceed in any case 20 days. If the stock transfer books are closed for the purpose of determining Stockholders entitled to notice of or to vote at a Meeting of Stockholders such books shall be closed for at least 10 days immediately preceding such meeting.

     Section 4.     LOST, DESTROYED OR MUTILATED CERTIFICATES.   In case any
certificate of stock is lost, mutilated or destroyed, the Board of Directors may issue a new certificate in place thereof upon indemnity to the Corporation against loss and upon such other terms and conditions as the Board may deem advisable.

     Section 5.     TRANSFER AGENT AND REGISTRAR: REGULATIONS.   The Board of
Directors shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issuance, transfer and registration of certificates of stock and may appoint a Transfer Agent and/or Registrar of certificates of stock, and may require all such stock certificates to bear the signature of such transfer Agent and/or Registrar.


ARTICLE VI

                 AGREEMENTS, CHECKS, DRAFTS, ENDORSEMENTS, ETC.

     Section 1.     AGREEMENTS, ETC.    The Board of Directors or the Executive
Committee may authorize any Officer or Officers, or Agent or Agents of the Corporation to enter into any Agreement or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to the specific instances; and, unless so authorized by the Board of Directors or by the Executive Committee or by these By-Laws, no Officer, Agent or Employee shall have any power or authority to bind the Corporation by any Agreement or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

     Section 2.     CHECKS, DRAFTS, ETC.     All checks, drafts or orders for
the payment of money, notes and other evidences of indebtedness shall be signed by such Officer or Officers, Employee or Employees, or Agent or Agents as shall be from time to time designated by the Board of Directors or the Executive Committee.

     Section 3. ENDORSEMENTS, ASSIGNMENTS AND TRANSFER OF SECURITIES. All endorsements, assignments, stock powers or other instruments of transfer of securities standing in the name of the Corporation or its nominee or directions for the transfer of securities belonging to the Corporation shall be made by such Officer or Officers, Employee or Employees, or Agent or Agents as may be authorized by the Board of Directors or the Executive Committee.

     Section 4.     EVIDENCE OF AUTHORITY.   Anyone dealing with the Corporation
shall be fully justified in relying on a copy of a resolution of the Board of Directors or of any Committee thereof empowered to act in the premises which is certified as true by the Secretary or an Assistant Secretary under the seal of the Corporation.


ARTICLE VII

                               BOOKS AND RECORDS

     Section 1. LOCATION. The books and records of the Corporation, including the stock ledger or ledgers, may be kept in or outside the State of Maryland at such office or Agency of the Corporation as may be from time to time determined by the Board of Directors.


ARTICLE VIII

                                 MISCELLANEOUS

     Section 1.     SEAL.     The Seal of the Corporation shall be a disk
inscribed with the words - "Income Foundation Fund, Incorporated - Incorporated Maryland 1934."

     Section 2.     FISCAL YEAR.   The Fiscal Year of the Corporation shall
begin on the first day January in each year.

     Section 3.     WAIVER OF NOTICE.   Whenever under the provisions of these
By-Laws or of any law, the Stockholders or Directors or Members of the Executive Committee or other Committee are authorized to hold any meeting after notice after the lapse of any prescribed period of time, such meeting may be held without notice or without such lapse of time by the written waiver of notice signed by every person entitled to notice shall be present at such meeting.

ARTICLE IX

                                   AMENDMENTS

     These By-Laws or any of them or any additional or amended By-Laws may be altered or repealed and new By-Laws may be adopted at any Regular Meeting of the Board of Directors without notice or at any Special Meeting the notice of which shall set forth the terms of the proposed amendment, by a vote of the majority of the entire Board. This Article IX, however, may itself be amended only at a Regular Meeting of the Stockholders without notice or at a Special Meeting of the Stockholders, the notice of which shall set forth the terms of the proposed amendment, by the holders of a majority of the share entitled to vote in person or by proxy at such Meeting.



                      BOSTON FOUNDATION FUND, INCORPORATED

                              AMENDMENT TO BY-LAWS

                         (Effective September 19, 1969)




                                  ARTICLE VIII



 . . . . . . . . . . . . . . . .
     "Section 1.    SEAL.     The Seal of the Corporation shall be a disk
inscribed with the words "BOSTON FOUNDATION FUND, INCORPORATED - Incorporated Maryland 1934".

                                         . . . . . . . . . . . . . . . . . . . .



                      BOSTON FOUNDATION FUND INCORPORATED

                              AMENDMENT TO BY-LAWS
                         (Effective February 11, 1971)


                                   ARTICLE I

                            MEETING OF STOCKHOLDERS

     Section 1.     ANNUAL MEETINGS.    The Annual Meeting of the Stockholders
of the Corporation shall be held on the fourth Monday in April in each year unless such day is a legal holiday, in which case the meeting shall be held at the same time on the next succeeding business day which is not a legal holiday. The business to be transacted at the Annual Meeting shall include the election of Directors, consideration and action upon the reports of Officers and Directors, and any other business within the power of the Corporation.

     Section 2.     SPECIAL MEETINGS.   Special Meetings of Stockholders may be
called by the President, Chairman of the Board of Directors or by the Board of Directors; and shall be called by the President, Secretary or any Director at the request in writing of the holders of not less than 25% of the outstanding voting shares of the Corporation. Any such request shall state the purposes of the proposed meeting.
     Section 8.     INFORMAL ACTION BY STOCKHOLDERS.   Any action required or
permitted to be taken at any meeting of Stockholders may be taken without a meeting, if a consent in writing, setting forth such action, is signed by all the Stockholders entitled to vote on the subject matter thereof, and such consent is filed with the records of the Corporation.


                                   ARTICLE II

                               BOARD OF DIRECTORS

     Section 9.     QUORUM.   A majority of the total membership of the Board of
Directors shall constitute a quorum at any meeting of the Board of Directors. The action of a majority of Directors present at any meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by statute, the Charter of the Corporation, or these By-Laws. In the absence of a quorum at any meeting, a majority of Directors present may adjourn the meeting from day to day or for such longer periods as they may designate without further notice other than by announcement at the meeting.


                                  ARTICLE III

                         EXECUTIVE AND OTHER COMMITTEES

     Section 1. APPOINTMENT AND TERM OF OFFICE OF EXECUTIVE COMMITTEE. The Board of Directors, by resolution passed by a vote of at least a majority of the entire Board, may appoint an Executive Committee, which shall consist of two (2) or more Directors, which number shall include the Chairman of the Board of Directors who shall, ex officio, be a member thereof, to serve at the pleasure of the Board.

                                   ARTICLE IV

                                    OFFICERS

     Section 1. GENERAL PROVISIONS. The Officers of the Corporation shall be a Chairman of the board of Directors, a President, one or more Vice Presidents, a Treasurer and a Secretary. The Board of Directors shall elect the Chairman of the Board of Directors and elect or appoint such other Officers or Agents as the business of the Corporation may require including one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. The same person may hold any two offices except those of President and Vice President.

     Section 2.     ELECTION, TERM OF OFFICER AND QUALIFICATIONS.     The
Officers shall be elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of Stockholders. Each Officer shall hold office until the Annual Meeting in the next year and until the election and qualification of his successor. Any vacancy in any of the officers may be filled for the unexpired portion of the term by the Board of Directors at any Regular or Special Meeting of the Board. The Chairman of the Board of Directors and the President shall be chosen from among the Directors. The Board of Directors may elect or appoint additional Officers or Agents at any regular or Special Meeting of the Board.

     Section 3. REMOVAL. Any Officer elected by the Board of Directors may be removed with or without cause at any time upon the vote of the majority of the entire Board of Directors. Any other employee of the Corporation may be removed or dismissed at any time by the Chairman of the Board of Directors.

     Section 6.     CHAIRMAN OF THE BOARD OF DIRECTORS.     The Chairman of the
Board of Directors shall be the chief executive officer of the Corporation. He shall, unless other provisions are made therefor by the Board or Executive Committee, employ and define the duties of all employees of the Corporation, shall have the power to discharge and such employees, shall exercise general supervision over the affairs of the Corporation and shall perform such other duties as may be assigned to him from time to time by the Board of Directors. He shall preside at the meetings of Stockholders and of the Board of Directors.

     Section 7.     PRESIDENT.     The President in the absence of the Chairman
of the Board of Directors shall perform all duties and may exercise any of the powers of the Chairman of the Board of Directors subject to the control of the Board. He shall counsel and advise the Chairman of the Board on matters of major importance. In the absence of the Chairman of the Board of Directors, the President shall preside at all meetings of Stockholders and of the Board of Directors.


                                   ARTICLE V

                           SHARES AND THEIR TRANSFER

     Section 1. CERTIFICATES. All certificates of stock shall be signed by the President or Vice President and by the Treasurer or Secretary or any Assistant Treasurer or Assistant Secretary and sealed with the Seal of the Corporation. The signatures may be either manual or facsimile or any other form of Seal. Certificates for shares for which the Corporation has appointed an independent Transfer Agent and Registrar shall not be valid unless countersigned by such Transfer Agent and registered by such Registrar. In case any Officer who has signed any certificate ceases to be an Officer of the Corporation before the certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if the Officer had not ceased to be such Officer as of the date of its issuance. Stock certificates shall be inform not inconsistent with the law or the Charter or these By-Laws as may be determined by the Board of Directors.


                      BOSTON FOUNDATION FUND INCORPORATED


                              AMENDMENT TO BY-LAWS
                         (Effective November 16, 1971)



ARTICLE V

                           SHARES AND THEIR TRANSFER

     Section 3. CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE. The Board of Directors may fix in advance a date as the record date for the purpose of determining Stockholders entitled to notice of or to vote at any Meeting of Stockholders or Stockholders to receive payment of any dividend. Such date shall in any case not be more than 60 days and in case of a Meeting Stockholders not less than 10 days prior to the date on which the particular action requiring such determination of Stockholders is to be taken. In lieu of fixing a record the Board of Directors may provide that the stock transfer books of the Corporation shall be closed for a stated period not to exceed in any case 20 days. If the stock transfer books are closed for the purpose of determining Stockholders entitled to notice of or to vote at a Meeting of Stockholders such books shall be closed for at least 10 days immediately preceding such meeting.



                      BOSTON FOUNDATION FUND INCORPORATED


                              AMENDMENT TO BY-LAWS
                          (Effective November 8, 1977)





                                   ARTICLE II

                               BOARD OF DIRECTORS

     Section 13.    COMPENSATION OF DIRECTORS.    The Directors may receive a
stated salary for their services as Directors, and by resolution of the Board of Directors a fixed feed and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.



                      BOSTON FOUNDATION FUND INCORPORATED


AMENDMENT TO BY-LAWS

                          Effective February 17, 1984




                                  ARTICLE III
Section 1.     APPOINTMENT AND TERM OF OFFICE OF EXECUTIVE COMMITTEE.
     The Board of Directors, by resolution passed by a vote of at least a majority of the entire Board, may appoint an Executive Committee, which shall consist of two (2) or more Directors.


                                   ARTICLE IV
Section 2.     ELECTION, TERM OF OFFICE AND QUALIFICATIONS.
     The Officers shall be elected annually by the Board of Directors at its Annual Meeting following the Annual Meeting of the Shareholders. Each Officer shall hold office until the Annual Meeting in the next year and until the election and qualification of his successor. Any vacancy in any of the officers may be filled for the unexpired portion of the term by the Board of Directors at any Regular or Special Meeting of the Board. The Board of Directors may elect or appoint additional Officers or agents at any Regular of Special Meeting of the Board.

Section 6.     CHAIRMAN OF THE BOARD OF DIRECTORS.
     The Chairman of the Board of Directors shall be the chief executive officer of the Corporation. he shall, unless other provisions are made therefor by the Board or Executive Committee, employ and define the duties of all employees of the Corporation, shall have the power to discharge any such employees, shall exercise general supervision over the affairs of the Corporation and shall perform such other duties as may be assigned to him from time to time by the Board of Directors. He shall preside at the meetings of Shareholders and the Board of Directors.

Section 7.     PRESIDENT.
     The President in the absence of the Chairman of the Board of Directors shall perform all duties and may exercise any of the powers of the Chairman of the Board of Directors subject to the control of the Board. He shall counsel and advise the Chairman of the Board on matters of major importance. In the absence of the Chairman of the Board of Directors, the President shall preside at all meetings of Shareholders and of the Board of Directors.



                      FEDERATED STOCK AND BOND FUND, INC.

                              AMENDMENT TO BY-LAWS

                          (Effective January 11, 1985)




                                  ARTICLE VIII



 . . . . . . . . . . . . . . . .

     "Section 1.    SEAL.     The Seal of the Corporation shall be a disk
inscribed with the words "FEDERATED STOCK AND BOND FUND, INC. - Incorporated Maryland 1934".

                                         . . . . . . . . . . . . . . . . . . . .



                      FEDERATED STOCK AND BOND FUND, INC.

                            Amendment to the By-Laws

                          Effective January 28, 1986)


                                   ARTICLE I

                            MEETING OF STOCKHOLDERS

     Section 1.     ANNUAL MEETINGS.    The Annual Meeting of the Corporation
shall be held on the fourth Tuesday in October or at some other time in each year unless such day is a legal holiday, in which case the meeting shall be held at the same time on the next succeeding business day which is not a legal holiday. The business to be transacted at the Annual Meeting shall include the election of Directors, consideration and action upon the reports of Officers and Directors, and any other business with in the power of the Corporation.



                      FEDERATED STOCK AND BOND FUND, INC.

                            Amendment to the By-Laws

                           Effective January 29, 1986




                                   ARTICLE IV

     Section 6.     CHAIRMAN OF THE BOARD OF DIRECTORS.     The Chairman of the
Board of Directors, if there be a Chairman, shall president at the meetings of Shareholders and of the Board of Directors. He shall receive such information and reports as he may request from the Officers of the Corporation. He shall counsel and advise the President on matters of major importance.
     Section 7.     PRESIDENT.     The President shall be the chief executive
officer of the Corporation. He shall, unless other provisions are made therefor by the Board or Executive Committee, employ and define the duties of all employees of the Corporation, shall have the power to discharge any such employees, shall exercise general supervision over the affairs of the Corporation and shall perform such other duties as may be assigned to him from time to time by the Board of Directors. In the absence of the Chairman of the Board of Directors, the President shall preside at all meetings of Shareholders.



                 Amendment to the By-Laws as Restated and Amen

                       FEDERATED STOCK & BOND FUND, INC.

                           Effective February 2, 1987

                                   ARTICLE IV

                                    OFFICERS

     Section 6.     CHAIRMAN OF THE BOARD OF DIRECTORS.     The Chairman of the
Board of Directors shall be the chief executive officer of the Corporation. He shall, unless other provisions are made therefor by the Board or Executive Committee, employ and define the duties of all employees of the Corporation, shall have the power to discharge any such employees, shall exercise general supervision over the affairs of the Corporation and shall perform such other duties as may be assigned to him from time to time by the Board of Directors.
He shall preside at the meetings of Shareholders and the Board of Directors. In the absence of the Chairman of the Board of Directors, the President or an officer or Director appointed by the Chairman, shall preside at all meetings of Shareholders.
     Section 7.     PRESIDENT.     The President, in the absence of the Chairman
of the Board of Directors, shall perform all duties and may exercise any of the powers of the Chairman of the Board of Directors subject to the control of the Board. He shall counsel and advise the Chairman of the Board on matters of major importance and shall perform such other duties as may be assigned from time to time by the Board of Directors.



                       FEDERATED STOCK & BOND FUND, INC.

                              AMENDMENT TO BY-LAWS

                           Effective August 28, 1987

                                   ARTICLE I

                            MEETING OF SHAREHOLDERS

Section 1.      ANNUAL MEETINGS.   An annual meeting of shareholders shall be
held only in those years in which one of the following is required to be acted on by shareholders under the Investment Company Act of 1940: (1) Election of Directors; (2) Approval of the Investment Advisory Contract; (3) Ratification of the selection of independent public accountants; and (4) Approval of a Distribution Agreement. At reach annual meeting Directors shall also be elected, and any other proper business within the power of shareholders may be transacted. An annual meeting shall be held on a date and at a time designated by the Board of Directors.



                      FEDERATED STOCK AND BOND FUND, INC.

                              AMENDMENT TO BY-LAWS
                          (Effective August 31, 1990)



                                  ARTICLE VIII

                                 MISCELLANEOUS

     Section 2.     FISCAL YEAR.   The fiscal year of the fund shall be the
period of twelve months ending on the last day of October in each calendar year.



                           STOCK AND BOND FUND, INC.

                                    BY-LAWS

                                   ARTICLE I

                            MEETING OF SHAREHOLDERS

     Section 1.     ANNUAL MEETINGS.     The Corporation is not required to hold
an annual meeting of Shareholders is any year in which the election of Directors is not required to be acted upon under the Investment Company Act of 1940. If the Corporation is required to hold a meeting of Shareholders to elect Directors, the meeting shall ,be designated the annual meeting of the Shareholders for that year. If an annual meeting of Shareholders is held, it shall be held at a date and time determined by the Board of Directors within 120 days after the occurrence of the event requiring the meeting. Any other business may be considered at the meeting.
     Section 2.     SPECIAL MEETING.    Special Meetings of Shareholders of the
Company or of a particular Series or Class may be called by the Chairman, or by the Board of Directors; and shall be called by the Secretary whenever order by the Chairman, any Director, or as requested in writing by shareholders entitled to cast at least 10% of the voter shares entitled to be cast at the meetings. Such request shall state the purpose of such meeting and the matters proposed to be acted on thereat. and no other business shall be transacted at any such special meeting. The Secretary shall inform such Shareholders of the reasonably estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Corporation of such costs, the Secretary shall give not less than ten nor more than 90 days' notice of the meeting. Unless required by Shareholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at by special meeting of the Shareholders held during the preceding 12 months.

     Section 3. PLACE OF MEETINGS. All meetings of the Shareholders of the Corporation or a particular Series or Class, shall be held at the office of the Corporation in Pittsburgh, Pennsylvania, or at such other place within or without the State of Maryland as may be fixed by the Board of Directors.

     Section 4.     NOTICE.   Not less than ten nor more than ninety days before
the date of every Annual or Special Meeting of Shareholders the Secretary or an Assistant Secretary shall give to each Shareholder of record of the Corporation or of the relevant Series or Class written notice of such meeting. Such notice shall be deemed to have been given when mailed to the Shareholder at his address appearing on the books of the Corporation, which shall be maintained separately for the shares of each Series or Class. It shall not be necessary to set forth the business proposed to be transacted in the notice of any Annual Meeting except that any proposal to amend the Charter of the Corporation shall be set forth in such notice. Notice of a Special Meeting shall state the purpose or purposes for which it is called.
     Section 5.     QUORUM.   The presence in person or by proxy of holders of
one-third of the share of stock of the Corporation entitled to vote without regard to class shall constitute a quorum at any meeting of the shareholders, except with respect to any matter which by law required the approval of one or more classes of stock, in which case the presence in the person or by proxy of the holders of one-third of the shares of stock of each class entitled to vote on the matter shall constitute a quorum.

     In the absence of a quorum at any meeting, a majority of those Shareholders present in person or by proxy may adjourn the meeting from time to time to a date not later than 120 days after the original record date without further notice than by announcement to be given at the meeting until a quorum, as above defined, shall be present. Any business may be transacted at the adjourned meeting which might have been transacted at the meeting originally called had the same been held at the time so called.

     Section 6.     VOTING.   At all meetings of Shareholders each Shareholder
shall be entitled to one vote or fraction thereof for each Share or fraction thereof standing in his name on the books of the Corporation on the date for the determination of Shareholders entitled to vote at such meeting. All shares of each portfolio or class in the Corporation have equal voting rights, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote.

     Section 7. PROXIES. Any Shareholder entitled to vote at any meeting of Shareholders may vote either in person or by proxy, but no proxy which is dated more than eleven months before the meeting named therein shall be accepted. Every proxy shall be in writing and signed by the Shareholder or his duly authorized attorney in fact and dated, but need not be sealed, witnessed or acknowledged.

     Section 8.     INFORMAL ACTION BY SHAREHOLDERS.   Any action required or
permitted to be taken at any meeting of Shareholders may be taken without a meeting, if a consent in writing, setting forth such action, is signed by all the Shareholders entitled to vote on the subject matter thereof, and such consent is filled with the records of the Corporation.


                                   ARTICLE II

                               BOARD OF DIRECTORS

     Section 1.     POWERS.   The business and affairs of the Corporation shall
be managed under the directors of its Board of Directors. All powers of the Corporation may be exercised by or under the authority of the Board of Directors except as conferred on or reserved to the Shareholders by law, by the Charter or by these By-Laws.

     Section 2.     NUMBER, QUALIFICATIONS, MANNER OF ELECTION AND TERM OF
OFFICE.   The number of Directors of the Corporation can be changed from time to time to not less than three or the number of Shareholders, whichever is less, nor more than twenty. Directors need dot be Shareholders. The term of office of a Director shall not be affected by any decrease in the number of Directors made by the Board pursuant to the foregoing authorization. Each Director shall hold office until the Annual Meeting next held after he becomes a director and until the election and qualification of his successor.

     Section 3.     PLACE OF MEETING.   The Board of Directors may hold its
meetings at such place or places within or without the State of Maryland as the Board or as the person or persons requesting said meeting to be called may from time to time determine.

     Section 4.     ANNUAL MEETINGS.    The Board of Directors shall meet
annually for the election of Officers and any other business.
     Section 5.     REGULAR MEETINGS.   Regular meetings of the Board of
Directors shall be held at such intervals and on such dates as the Board may from time to time designate, provided that any Director who is absent when such designation is made shall be given notice of the designation.

     Section 6.     SPECIAL MEETINGS.   Special meetings of the Board of
Directors may be held at such times and at such places as may be designated at the call of such meeting. Special meetings shall be called by the Secretary or Assistant Secretary at the request of the Chairman or any Director. If the Secretary when so requested refuses or fails for more than twenty-four hours to call such meeting, the Chairman or such Director may in the name of the Secretary call such meeting by giving due notice in the required manner when notice is given by the Secretary.

     Section 7.     NOTICE.   The Secretary or Assistant Secretary shall give,
at least two days before the meeting, notice of each meeting of the Board of Directors, whether Annual, Regular or Special, to each member of the Board by mail, telegram or telephone to his last known address. It shall not be necessary to state the purpose or business to be transacted in the notice of any meeting. Personal attendance at any meeting by a Director other than to protest the validity of said meeting shall constitute a waiver of the foregoing requirement of notice. In addition, notice of a meeting need not be given if a written waiver of notice executed by such Director before or after the Meeting is filed with the records of the meeting.

     Section 8. CONDUCT OF MEETINGS AND BUSINESS. The Board of Directors may adopt such rules and regulations for the conduct of their meetings and the management of the affairs of the Corporation as they may deem proper and not inconsistent with applicable law, the Charter of the Corporation or these By-Laws.

     Section 9.     QUORUM.   One-third of the entire Board of Directors but not
less than two directors shall constitute a quorum at any meeting of the Board of Directors. The action of a majority of Directors present at any meeting at which a quorum is present shall be the action of the Board of Directors unless the concurrence of a greater proportion is required for such action by statute, the Charter of the Corporation, or these By-Laws. In the absence of a quorum at any meeting a majority of Directors present may adjourn the meeting from day to day or for such longer periods as they may designate until a quorum shall be present. Notice of any adjourned meeting need not be given other than by announcement at the meeting.

     Section 10. RESIGNATIONS. Any Director of the Corporation may resign at any time by written notice to the Chairman of the Board of Directors or to the Secretary of the Corporation. The resignation of any Director shall take effect at the time specified therein or, if no time is specified, when received by the Corporation. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

     Section 11. REMOVAL. At any meeting of Shareholders duly call for the purpose, any Director may by the vote of a majority of all of the Shares entitled to vote be removed from office. At the same meeting, the vacancy in the Board of Directors may be filled by the election of a Director to serve until the next annual meeting of Shareholders and the election and qualification of his successor.

     Section 12.    VACANCIES.     Except as otherwise provided by law, any
vacancy occurring in the Board of Directors for any cause other than by reason of an increase in the number of Directors may be filled by a majority of the remaining members of the Board Directors although such majority is less than a quorum and any vacancy occurring by reason of an increase in the number of Directors may be filled by action of a majority of the entire Board of Directors. A Director elected by the Board to fill a vacancy shall be elected to hold office until the next Annual Meeting of Shareholders and until his successor is duly elected and qualifies.
     Section 13.    COMPENSATION OF DIRECTORS.    The Directors may receive
compensation for their services as Directors as determined by the Board of Directors and expenses of attendance at each Meeting. Nothing herein contained shall be construed to preclude any Director from serving the Corporation in any other capacity, as an Officer, Agent or otherwise, and receiving compensation therefor.

     Section 14. INFORMAL ACTION BY DIRECTORS. Any action required or permitted to be taken at any Annual, Regular or Special Meeting of the Board of Directors may be taken without a meeting if a written consent to such action is signed by all members of the Board and such written consent is filed with the minutes of proceedings of the Board.

     Section 15.    TELEPHONE CONFERENCE.    Members of the Board of Directors
or any committee thereof may participate in a meeting of the Board or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time and participation by such means shall constitute presence in person at the meeting.


                                  ARTICLE III

                         EXECUTIVE AND OTHER COMMITTEES

     Section 1. APPOINTMENT AND TERM OF OFFICE OF EXECUTIVE COMMITTEE. The Board of Director may appoint an Executive Committee, which shall consist of two
(2) or more Directors.

     Section 2. VACANCIES IN EXECUTIVE COMMITTEE. Vacancies occurring in the Executive Committee from any cause may be filled by the Board of Directors.
     Section 3. EXECUTIVE COMMITTEE TO REPORT TO BOARD. All action by the Executive Committee shall be reported to the Board of Directors at tits Meeting next succeeding such action.

     Section 4. PROCEDURE OF EXECUTIVE COMMITTEE. The Executive Committee shall fix its own rules of procedure not inconsistent with these By-Laws or with any directions of the Board of Directors. It shall meet at such times and places and upon such notice as shall be provided by such rules or by resolution of the Board of Directors. The presence of a majority shall constitute a quorum for the transaction of business, and in every case the affirmative vote of a majority of the members of the Committee present shall be necessary for the taking of any action.

     Section 5.     POWERS OF EXECUTIVE COMMITTEE.     During the intervals
between the Meetings of the Board of Directors the Executive Committee, except as limited by law or by specific directions of the Board of Directors, shall possess and may exercise all the powers of the Board of Directors in the management and direction of the business and conduct of the affairs of the Corporation.

     Section 6.     OTHER COMMITTEES.   From time to time the Board of Directors
may appoint any other Committee or Committees which shall have such powers as shall be specified in the resolution of appointment and may be delegated by law.

     Section 7.     COMPENSATION.   The members of any duly appointed Committee
shall receive such compensation as from time to time may be fixed by the Board of Directors and reimbursement of expenses.

     Section 8. INFORMAL ACTION BY EXECUTIVE COMMITTEE OR OTHER COMMITTEES. Any action required or permitted to be taken at any meeting of the
Executive Committee or any other duly appointed Committee may be taken without a meeting if written consent to such action is signed by all Members of such Committee and such written consent is filed with the minutes of the proceedings of such Committee.

     Section 9. ADVISORY BOARD The Directors may appoint an Advisory Board to consist in the first instance of not less than three (3) members. members of such Advisory Board shall not be Directors or Officers and need not be Shareholders. Members of this Board shall hold office for such period as the Directors may by resolution provide. Any Member of such Board may resign therefrom by written instrument signed by him which shall take effect upon delivery to the Directors. The Advisory Board shall have no legal powers and shall not perform functions of Directors in any manner, said Board being intended to act merely in an advisory capacity. Such Advisory Board shall meet at such times and upon such notice as the Board of Directors may by resolution provide. The compensation of the Members of the Advisory Board, if any, shall be determined by the Board of Directors.


                                   ARTICLE IV

                                    OFFICERS

     Section 1. GENERAL PROVISION. The Officers of the Corporation shall be a Chairman, a President, one or more Vice Presidents, a Treasurer, and a Secretary. The Board of Directors may elect or appoint other Officers or agents, including one or more Assistant Vice Presidents, one or more Assistant Secretaries and one or more Assistant Treasurers. The same person may hold any two officers except those of President and Vice President.

     Section 2.     ELECTION, TERM OF OFFICE AND QUALIFICATIONS.      The
Officers shall be elected annually by the Board of Directors at its Annual Meeting. Each Officer shall hold office for one year and until the election and qualification of his successor. Any vacancy in any of the offices may be filled for the unexpired portion of the term by the Board of Directors at any Regular or Special Meeting of the Board. The Board of Directors may elect or appoint additional Officers or agents at any Regular or Special Meeting of the Board.

     Section 3. REMOVAL. Any Office elected by the Board Directors may be removed with or without cause at any time by the Board of Directors. Any other employee of the Corporation may be removed or dismissed at any time by the President.

     Section 4. RESIGNATIONS. Any Officer may resign at any time by giving written notice to the Board of Directors. Any such resignation shall take effect at the time specified therein or, if no time is specified, at the time of receipt. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

     Section 5.     VACANCIES.     A vacancy in any Office because of death,
resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in these By-Laws for regular election or appointment to such Office.

     Section 6.     CHAIRMAN OF THE BOARD OF DIRECTORS.     The Chairman of the
Board of Directors, if there be a Chairman, shall preside at the meetings of Shareholders and of the Board of Directors. He shall receive such information and reports as he may request from the Officers of the Corporation. He shall counsel and advise the President on matters of major importance.

     Section 7.     PRESIDENT.     The Chairman for Stock and Bond Fund, Inc.
shall be the chief executive officer of the Corporation. he shall, unless other provisions are made therefor by the Board or Executive Committee, employ and define the duties of all employees of the Corporation, shall the power to discharge any such employees, shall exercise general supervision over the affairs of the Corporation and shall perform such other duties as may be assigned to him from time to time by the Board of Directors. In the absence of the Chairman of the Board of Directors, the President or an officer or Director appointed by the President, shall preside at all meetings of Shareholders.

     Section 8.     VICE PRESIDENTS.    The Vice President (or if more than one,
the senior Vice President) in the absence of the President shall perform all duties and may exercise any of the powers of the President subject to the control of the Board. Each Vice President shall perform such other duties as may be assigned to him from time to time by the Board of Directors, the Executive Committee, or the President.

     Section 9.     SECRETARY.     The Secretary shall keep or cause to be kept
in books provided for the purpose the Minutes of the Meetings of the Shareholders, and of the Board of Directors; shall see that all Notices are duly given in accordance with the provisions of these By-Laws and as required by Law; shall be custodian of the records and of the Seal of the Corporation and see that the Seal is affixed to all Documents the execution of which on behalf of the Corporation under its Seal is duly authorized; shall keep directly or through a transfer agent a register of the post office address of each Shareholder, and make all proper changes in such register, retaining and filing his authority for such entries; shall see that the books, reports, statements, certificates and all other documents and records required by law are properly kept and filed; and in general shall perform all duties incident to the office of Secretary and such other duties as may, from time to time, be assigned to him by the Board of Directors, the Executive Committee, or the President.

     Section 10.    TREASURER.     The Treasurer shall have supervision of the
custody of all funds and securities of the Corporation, subject to applicable law. He shall perform such other duties as may be from time to time assigned to him by the Board of Directors, the Executive Committee, or the President.

     Section 11.    ASSISTANT VICE PRESIDENTS.    The Assistant Vice President
or Vice Presidents of the Corporation shall have such authority and perform such duties as may be assigned to them by the Board of Directors, the Executive Committee, or the President of the Corporation.

     Section 12                                         ASSISTANT SECRETARIES
AND ASSISTANT TREASURERS.                               The Assistant Secretary
or Secretaries and the Assistant Treasurer or Treasurers shall perform the duties of the Secretary and of the Treasurer respectively, in the absence of those Officers and shall have such further powers and perform such other duties as may be assigned to them respectively by the Board of Directors or the Executive Committee or by the President.

     Section 13. SALARIES. The salaries of the Officers shall be fixed from time to time by the Board of Directors. No Officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.


                                   ARTICLE V

                           SHARES AND THEIR TRANSFER

     Section 1. CERTIFICATES. All share certificates shall be signed by the Chairman, the President, or any Vice President and by the Treasurer or Secretary or any Assistant Treasurer or Assistant Secretary and may be sealed with the seal of the Corporation. The signatures may be either manual or facsimile or any other form of Seal. Certificates for shares for which the Corporation has appointed an independent Transfer Agent and Registrar shall not be valid unless countersigned by such Transfer Agent and registered by such Registrar. In case any Officer who has signed any certificate ceases to be an Officer of the Corporation before the certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if the Officer had not ceased to be such Officer as of the date of its issuance. Stock certificates shall be inform not inconsistent with the law or the Charter or these By-Laws as may be determined by the Board of Directors.

     Section 2. TRANSFER OF SHARES. Shares of each Series and Class shall be transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of the certificate representing the shares to be transferred properly endorsed.

     Section 3. CLOSING OF TRANSFER BOOKS AND FIXING RECORD DATE. The Board of Directors may fix in advance a date as the record date for the purpose of determining Shareholders entitled to notice of or to vote at any Meeting of Shareholders or Shareholders to receive payment of any dividend. Such date shall in any case not be more than 90 days and in case of a Meeting of Shareholders not less than 10 days prior to the date on which the particular action requiring such determination of Shareholders is to be taken. In lieu of fixing a record date the Board of Directors may provide that the stock transfer books of the Corporation shall be closed for a stated period not to exceed in any case 20 days. If the stock transfer books are closed for the purpose of determining Shareholders entitled to notice of or to vote at a Meeting of Shareholders such books shall be closed for at least 10 days immediately preceding such meeting.

     Section 4.     LOST, DESTROYED OR MUTILATED CERTIFICATES.   In case any
certificate of stock is lost, mutilated or destroyed, the Board of Directors may issue a new certificate in place thereof upon indemnity to the Corporation against loss and upon such other terms and conditions as the Board may deem advisable.

     Section 5.     TRANSFER AGENT AND REGISTRAR: REGULATIONS.   The Board of
Directors shall have power and authority to make all such rules and regulations as they may deem expedient concerning the issuance, transfer and registration of certificates of stock and may appoint a Transfer Agent and/or Registrar of certificates of stock, and may require all such stock certificates to bear the signature of such transfer Agent and/or Registrar.



ARTICLE VI

                 AGREEMENTS, CHECKS, DRAFTS, ENDORSEMENTS, ETC.

     Section 1.     AGREEMENTS, ETC.    The Board of Directors or the Executive
Committee may authorize any Officer or Officers, or Agent or Agents of the Corporation to enter into any Agreement or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to the specific instances; and, unless so authorized by the Board of Directors or by the Executive Committee or by these By-Laws, no Officer, Agent or Employee shall have any power or authority to bind the Corporation by any Agreement or engagement or to pledge its credit or to render it liable pecuniarily for any purpose or to any amount.

     Section 2.     CHECKS, DRAFTS, ETC.     All checks, drafts or orders for
the payment of money, notes and other evidences of indebtedness shall be signed by such Officer or Officers, Employee or Employees, or Agent or Agents as shall be from time to time designated by the Board of Directors or the Executive Committee, or as may be specified in or pursuant to the agreement between the Corporation on behalf of any Series of Class and the Bank or Trust Company appointed as custodian.

     Section 3. ENDORSEMENTS, ASSIGNMENTS AND TRANSFER OF SECURITIES. All endorsements, assignments, stock powers or other instruments of transfer of securities standing in the name of the Corporation or its nominee or directions for the transfer of securities belonging to the Corporation shall be made by such Officer or Officers, Employee or Employees, or Agent or Agents as may be authorized by the Board of Directors or the Executive Committee.


ARTICLE VII

                               BOOKS AND RECORDS

     Section 1. LOCATION. The books and records of the Corporation, including the Stock ledger or ledgers, may be kept in or outside the State of Maryland at such office or Agency of the Corporation as may be from time to time determined by the Board of Directors.


ARTICLE VIII

                                 MISCELLANEOUS

     Section 1.     SEAL.     The Seal of the Corporation shall consist of a
flat-faced die with the word "Maryland," together with the name of the Corporation and the year of its organization cut or engraved thereon, but unless otherwise required by the Board of Directors, the Seal shall not be necessary to be placed in, and its absence shall not impair the validity of, any document, instrument or other paper executed and delivered by or on behalf of the Corporation.

     Section 2.     FISCAL YEAR.   The Fiscal Year of the Corporation shall be
designated from time to time by the Board of Directors.


                                   ARTICLE IX

                                INDEMNIFICATION
     Section 1.     INDEMNIFICATION OF DIRECTORS AND OFFICERS.   The Corporation
shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director of officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any Shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

     Section 2. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met, In addition, at least one of the following additional conditions shall be met: (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance, or (c) a majority of a quorum of directors of the Corporation who are neither 'interested persons' as defined in Section 2(a)(19) of the Investment Company Act of 1940,a s amended, not parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall be determined, based on a review of fact readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

     Section 3.     PROCEDURE.     At the request of any person claiming
indemnification under this Article, the Board of Directors shall determine or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

     Section 4.     INDEMNIFICATION OF EMPLOYEES AND AGENTS.     Employees and
agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

     Section 5. OTHER RIGHTS. The Board of Directors may make further provisions consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article IX shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of Shareholders or disinterested directors or otherwise.
     Section 6.     AMENDMENTS.    References in this Article are to the
Maryland General Corporation Law and to the Investment Company Act of 1940, as from time to time amended. No amendment of these By-Laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.


                                   ARTICLE X

                                   AMENDMENTS

     Section 1.     The Board of Directors shall have the power to alter, amend